EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jeff Finkelstein, as Chief Financial Officer of SmarTire Systems Inc. (the "Company") certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)
the accompanying Form 10-KSB report for the period ending July 31, 2007 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2007                                                                                                                /s/ Jeff Finkelstein
                                                                                Jeff Finkelstein, Chief Financial Officer